Exhibit  99.1



                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Rogers Corporation (the "Company") on Form 10Q for the period ending September 29, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Walter E. Boomer, Chairman of the Board of Directors and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


              (1) The Report fully complies with the requirements of
                  section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

              (2) The information contained in the Report fairly
                  presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Walter E. Boomer
___________________
Walter E. Boomer
Chairman of the Board of Directors and Chief Executive
Officer
November 13, 2002